Filed under Rule 497(e)
Registration No. 033-52742

SUNAMERICA SERIES TRUST

Supplement to the Statutory Prospectus dated May 1, 2014

At a meeting held on October 8, 2014, the Board of Trustees (the “Board”) of SunAmerica Series Trust (the “Trust”), including a majority of the trustees who are not interested persons of the Trust (the “Independent Trustees”), as defined in the Investment Company Act of 1940, as amended, approved an amendment to the Subadvisory Agreement (as amended, the “Subadvisory Agreement”) between SunAmerica Asset Management, LLC (“SAAMCo”) and Morgan Stanley Investment Management Inc. (“Morgan Stanley”) with respect to the International Diversified Equities Portfolio (the “Portfolio”). The Board also approved separate Delegation Agreements between Morgan Stanley and Morgan Stanley Investment Management Limited and between Morgan Stanley and Morgan Stanley Investment Management Company. Upon the effective date of the Subadvisory Agreement, which is expected to be on or about October 17, 2014, the following changes to the prospectus will become effective:

In the Portfolio Summary, the Principal Investment Strategies of the Portfolio will be deleted in its entirety and replaced with the following:

The Portfolio seeks to maintain a diversified portfolio of equity securities of non-U.S. issuers based on individual stock selection. The Portfolio emphasizes a bottom-up approach to investing that seeks to identify securities of issuers it believes are undervalued. The Portfolio focuses on developed markets, but may invest in emerging markets.

The Portfolio selects issuers from a universe comprised of approximately 1,000 companies in non-U.S. markets. In assessing investment opportunities, the Portfolio focuses on companies with dominant market positions and resiliency. The Portfolio considers value criteria with an emphasis on cash flow-based metrics and seeks to determine the intrinsic value of the company. Securities which appear undervalued according to these criteria are then subjected to in-depth fundamental analysis.

Under normal circumstances, at least 80% of the Portfolio’s assets will be invested in equity securities. The Portfolio’s equity investments may include convertible securities.

The Portfolio may, but it is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. The Portfolio’s use of derivatives may involve the purchase and sale of derivative instruments such as futures, options, swaps, contracts for difference (“CFDs”) and other related instruments and techniques. The Portfolio may utilize foreign currency forward exchange contracts, which are also derivatives, in connection with its investments in foreign securities. Derivative instruments used by the Portfolio will be counted toward the Portfolio’s 80% policy discussed above to the extent they have economic characteristics similar to the securities included within that policy.

In the Portfolio Summary, under Principal Risks of Investing in the Portfolio, the following risks are deleted in their entirety: Non-Hedging Foreign Currency Trading Risk, Currency Volatility Risk, and Hedging Risk. The Principal Risks of Investing in the Portfolio is supplemented by adding the following risks:

Small- and Medium-Sized Companies Risk. Securities of small- and medium-sized companies are usually more volatile and entail greater risks than securities of large companies.

Illiquidity Risk: When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities at or near their perceived value. In such a market, the value of such securities and the Portfolio’s share price may fall dramatically. Portfolios that invest in non-investment grade fixed income securities and emerging market country issuers will be especially subject to the risk that during certain periods, the liquidity of particular issuers or industries, or all securities within a particular investment category, will shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions whether or not accurate.

Under Investment Adviser, the first paragraph and the table are deleted in their entirety and replaced with the following:

The Portfolio’s investment adviser is SunAmerica Asset Management, LLC. The Portfolio is subadvised by Morgan Stanley Investment Management Inc. (“MSIM Inc.”). MSIM Inc. has entered into an agreement whereby it may delegate certain of its investment advisory services to Morgan Stanley Investment Management Limited, an affiliated investment adviser. MSIM Inc. has also entered into an agreement whereby MSIM Inc. may delegate certain of its investment advisory services to Morgan Stanley Investment Management Company, an affiliated investment adviser.

Portfolio Managers

Name	Portfolio Manager of the Portfolio Since	Title
William D. Lock	2014	Managing Director of Morgan Stanley Investment Management Limited and Portfolio Manager

Bruno Paulson	2014	Managing Director of Morgan Stanley Investment Management Limited and Portfolio Manager

Vladimir A. Demine	2014	Executive Director of Morgan Stanley Investment Management Limited and Portfolio Manager

Marcus Watson	2014	Vice President of Morgan Stanley Investment Management Limited and Portfolio Manager

Christian Derold	2014	Managing Director of Morgan Stanley Investment Management Company and Portfolio Manager

Peter J. Wright	2014	Managing Director of Morgan Stanley Investment Management Company and Portfolio Manager

Under Additional Information about the Portfolio’s Investment Strategies and Investment Risks, the information with respect to the Portfolio is deleted in its entirety and replaced with the following:

International Diversified Equities Portfolio. The Portfolio also may invest in illiquid securities (up to 15% of its net assets), options (up to 10% of assets) and futures (up to 15% of assets), forward commitments, registered investment companies, ETFs and firm commitment agreements. The Portfolio may engage in currency transactions; and may make short-term investments. Additional risks that the Portfolio may be subject to are as follows:

•	Counterparty Risk
•	Currency Volatility Risk
•	Depositary Receipts Risk
•	Hedging Risk
•	Non-Hedging Foreign Currency Risk
•	Derivatives Risk
•	Market Risk
•	Sector Risk

Under Management, in the section Information about the Subadvisers, the information with respect to Morgan Stanley Investment Management Inc. is deleted in its entirety and replaced with the following:

Morgan Stanley Investment Management Inc. (“MSIM Inc.”) is a subsidiary of Morgan Stanley and conducts a worldwide portfolio management business providing a broad range of services to customers in the U.S. and abroad. MSIM Inc. is located at 522 Fifth Avenue, New York, NY 10036. As of June 30, 2014, MSIM Inc., together with its affiliated asset management companies, had approximately $396 billion in assets under management.

MSIM Inc. has entered into an agreement whereby it may delegate certain of its investment advisory services to Morgan Stanley Investment Management Limited, an affiliated investment adviser located at 25 Cabot Square, Canary Wharf, London, E14 4QA, England.

MSIM Inc. has also entered into an agreement whereby it may delegate certain of its investment advisory services to Morgan Stanley Investment Management Company, an affiliated investment adviser located at 23 Church Street, #16-01 Capital Square, Singapore 049481.

The International Diversified Equities Portfolio is managed by William D. Lock, Bruno Paulson, Vladimir A. Demine, Marcus Watson, Christian Derold and Peter J. Wright.

William D. Lock, Managing Director, has been associated with Morgan Stanley Investment Management Limited in an investment management capacity since 1994.

Bruno Paulson, Managing Director, has been associated with Morgan Stanley Investment Management Limited in an investment management capacity in 2009.

Vladimir A. Demine, Executive Director, has been associated with Morgan Stanley Investment Management Limited in an investment management capacity in 2009.

Marcus Watson, Vice President, has been associated with Morgan Stanley Investment Management Limited in an investment management capacity since 2008.

Christian Derold, Managing Director, has been associated with Morgan Stanley Investment Management Company or its affiliates in an investment capacity since May 2006.

Peter J. Wright has been associated with Morgan Stanley Investment Management Company or its affiliates in an investment capacity since 1996. Effective December 17, 2014, Mr. Wright will retire from Morgan Stanley Investment Management Company. Following Mr. Wright’s retirement, Messrs. Lock, Paulson, Demine, Watson and Derold will continue to be responsible for the day-to-day portfolio management of the International Diversified Equities Portfolio.

Effective December 17, 2014, Peter J. Wright will retire from Morgan Stanley Investment Company and all reference to Mr. Wright will be deleted in its entirety.

Please retain this supplement for future reference.

Date: October 17, 2014

Versions: Class 1 Version A (SA), Class 1 & 3 Version C1 (SA), Combined Master

Filed under Rule 497(e)

Registration No. 033-52742

SUNAMERICA SERIES TRUST

Supplement to the Statement of

Additional Information dated May 1, 2014

The following changes are effective October 17, 2014:

In Supplemental Investment/Risk Charts, International Equity Portfolios, the information with respect to the International Diversified Equities Portfolio is amended to delete all reference to depositary receipts.

Under the heading Subadvisory Agreements, Subadvisory Fees, in the table under “Annual Fee” with respect to Morgan Stanley Investment Management Inc. (“MSIM”) and the International Diversified Equities Portfolio, the fee schedule is deleted in its entirety and replaced with the following:

The following fees shall be in effect for so long as the Portfolio’s net assets equal or exceed $175 million:

0.45% on the first $350 million

0.40% on the next $400 million

0.37% over $750 million

The following fees shall be in effect for so long as the Portfolio’s net assets are less than $175 million:

0.80% on the first $25 million

0.60% on the next $25 million

0.50% on the next $25 million

0.40% over $75 million and under $175 million

Under Portfolio Managers, in the section Other Accounts with regard to MSIM, information pertaining to Ann Thivierge is hereby deleted in its entirety and replaced with the following:

		Other Accounts (As of June 30, 2014)
		Registered Investment Companies		Pooled Investment Vehicles		Other Accounts
Advisers/Subadviser	Portfolio Managers	No. of Accounts	Assets (in millions)	No. of Accounts	Total Assets (in millions)	No. of Accounts	Total Assets (in millions)
MSIM	Vladimir A. Demine	5	$6,710.4	10	$14,041.1	73*	$18,645.5
	Christian Derold	5	$6,710.4	10	$14,041.1	73*	$18,645.5
	William D. Lock	5	$6,710.4	10	$14,041.1	74*	$18,772.7
	Bruno Paulson	5	$6,710.4	10	$14,041.1	73*	$18,645.5
	Marcus Watson	5	$6,710.4	10	$14,041.1	73*	$18,645.5
	Peter J. Wright**	5	$6,710.4	10	$14,041.1	74*	$18,772.7

*	Of these other accounts, three accounts with a total of approximately $1,028.3 million in assets had performance-based fees.
**	Effective December 17, 2014, Mr. Wright will retire from Morgan Stanley Investment Management Company.

Please retain this supplement for future reference.

Date: October 17, 2014